Exhibit 10.3
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

CHANGE IN TERMS AGREEMENT
(Standard Seller Warehouse Document Modifications)

THIS CHANGE IN TERMS AGREEMENT (this "Agreement") is made and entered into by the undersigned executing this Agreement as "Seller" and TEXAS CAPITAL BANK ("Bank") and is effective as of the date set forth below Bank's signature block hereto (the "Effective Date").

RECITALS

A.    Seller and Bank have entered into, or are otherwise bound under, that certain Mortgage Warehouse Agreement (as modified or amended from time to time, including pursuant to this Agreement, and including all addenda and exhibits to each of the foregoing, the "Warehouse Agreement") as of SEPTEMBER 1, 2021. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to such terms in the Warehouse Agreement.

B.    Seller and Bank now desire to modify and amend certain terms and provisions of the Warehouse Agreement and/or the other Warehouse Documents as more particularly described herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, the covenants, representations, warranties and/or agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

1.    Participation Interest Rate.

(a)    The defined term "Participation Interest Rate" in Section 1.1 of the Warehouse Agreement is hereby deleted and replaced with the following:

"Participation Interest Rate" shall mean, with respect to any Participated Mortgage Loan, the per annum rate of interest payable to Bank in connection with such Participated Mortgage Loan and its Participation Interest therein, which rate shall be calculated as a variable rate equal to the greater of: (a) Term SOFR as of the related Purchase Date, as Term SOFR may vary from day to day thereafter, plus [***]; or (b) the Participation Interest Rate Floor; provided, however, that the Participation Interest Rate for any Participated Mortgage Loan shall not at any time be greater than the maximum rate permitted under applicable Law. Subject to applicable Law, Bank may, in its sole and absolute discretion, adjust the Participation Interest Rate applicable to Participated Mortgage Loans upon thirty (30) days advance written notice to Seller, in which case, commencing upon the thirty-first (31st) day after the date of such notice, the Participation Interest Rate for any and all Mortgage Loans in which Bank elects to purchase Participation Interests on or after such thirty-first (31st) day shall be the lesser of (a) the rate of interest set forth in such written notice or (b) the maximum rate permitted under applicable Law for the applicable Participated Mortgage Loan. All interest hereunder shall be calculated on the basis of a three hundred sixty (360) day year and shall accrue on the actual number of days elapsed for any whole or partial month in which interest is being calculated.

(b)    The following definitions are hereby added to Section 1.2 of the Warehouse Agreement:

"Term SOFR" means, with respect to each Advance, the 1 month Term SOFR Reference Rate ("CME Term SOFR"), as of the date two (2) Business Days prior to the applicable determination date, as announced and published by CME Group Benchmark Administration Limited ("CBA")    on    the    website    of    the    CBA,    currently    at https://www.cmegroup.com/market-data/cme-group-benchmark- administration/term-sofr.html, or in any widely circulated and publicly available source designated and approved by Bank in Bank's sole discretion, or, if CME Term SOFR shall, in Bank's sole discretion, cease to be widely utilized as a reference rate by commercial banks in the United States, an alternative independent rate publicly available and widely utilized by US commercial banks, selected by Bank and reasonably equivalent to CME Term SOFR. If at any time Term SOFR as determined in accordance with the foregoing provisions of this definition would otherwise be less than zero, then Term SOFR shall be deemed zero for purposes of this Agreement.

2.    Participation Interest Rate Floor. The defined term "Participation Interest Rate Floor" in Section 1.1 of the Warehouse Agreement is hereby deleted and replaced with the following:

"Participation Interest Rate Floor" shall mean an interest rate equal to [***]. Subject to applicable Law, Bank may, in its sole and absolute discretion, adjust the Participation Interest Rate Floor applicable to Participated Mortgage Loans upon thirty (30) days advance written notice to Seller, in which case, commencing upon the thirty-first (31st) day after the date of such notice, the Participation Interest Rate Floor set forth in such written notice shall apply to any and all Mortgage Loans in which Bank elects to purchase Participation Interests on or after such thirty-first (31st) day.

3.    Representations and Warranties.

(a)    Seller represents and warrants to Bank that all representations and warranties made by Seller to Bank in the Warehouse Documents as of the date thereof are true and correct as of the Effective Date, as if such representations and warranties were recited herein in their entirety. Any other representations and warranties made in this Agreement shall not limit the generality of the preceding sentence.

(b)    As of the Effective Date, Seller hereby represents to Bank that: (i) no Event of Default exists; and (ii) no event or condition exists which, with the giving of notice or the passage of time or both, would constitute an Event of Default.

(c)    As of the Effective Date, Seller represents and warrants to Bank that there is no fact that Seller is aware of and has not disclosed to Bank in writing that could have a material adverse effect on the Participation Interests or the ability of Seller to perform its obligations under the Warehouse Documents.

(d)    As of the Execution Date, Seller represents and warrants to Bank that Seller has the power and authority required to enter into and perform its obligations under this Agreement and to make the agreements set forth herein. Without limiting the generality of the foregoing, as of the Effective Date: (i) the resolutions of Seller and each other entity (if any) which were most recently executed and delivered to Bank in connection with the Warehouse Agreement (collectively, the "Resolutions") are presently in full force and effect, and have not been rescinded, amended or otherwise modified; (ii) the formation and governance documents attached to the Resolutions (collectively, the "Organizational Documents"), are presently in full force and effect, and have not been rescinded, amended or otherwise modified; (iii) the execution and delivery of this Agreement and the other documents to be executed by or on behalf of Seller and delivered to Bank in connection with this Agreement (collectively, the "Change in Terms Documents"), and the consummation by Seller of the transactions contemplated hereby and thereby, and the performance by Seller of its obligations hereunder and thereunder, are duly and validly authorized by the Resolutions and the Organizational Documents; (iv) each person executing the Change in Terms Documents on behalf of Seller has the requisite power and authority to do so pursuant to the Resolutions and the Organizational Documents; (v) no consent or approval is required from any person or entity (other than consents or approvals previously obtained) for the execution, delivery and performance of the Change in Terms Documents by Seller; and (vi) upon execution, each Change in Terms Document constitutes the legal, valid and binding obligations of Seller, enforceable in accordance with the terms thereof.

4.    Miscellaneous Provisions.

(a)    AS A MATERIAL INDUCEMENT TO BANK TO ENTER INTO THIS AGREEMENT, SELLER HEREBY DECLARES THAT, AS OF THE EFFECTIVE DATE, IT HAS NO CLAIMS, SET-OFFS, COUNTERCLAIMS, DEFENSES OR OTHER CAUSES OF ACTION AGAINST BANK ARISING OUT OF ANY OF THE WAREHOUSE DOCUMENTS OR ANY OTHER DOCUMENT MENTIONED HEREIN OR OTHERWISE; AND, TO THE EXTENT ANY SUCH CLAIMS, SETOFFS, COUNTERCLAIMS, DEFENSES OR OTHER CAUSES OF ACTION MAY EXIST, WHETHER KNOWN OR UNKNOWN, SUCH ITEMS ARE HEREBY WAIVED BY SELLER.

(b)    Effective as of the Effective Date, the Warehouse Agreement and the other Warehouse Documents are hereby supplemented, modified and amended as provided herein. The provisions of this Agreement supersede, modify and amend any and all inconsistent or conflicting provisions in the Warehouse Agreement and the other Warehouse Documents (including any and all written change in terms agreements executed by Seller and Bank prior to the Effective Date). Except as hereby supplemented, modified or amended, the Warehouse Agreement and the other Warehouse Documents are in full force and effect as of the Effective Date. The Warehouse Agreement and the other Warehouse Documents, as hereby supplemented, modified or amended, are ratified and confirmed by Seller as of the Effective Date.

(c)    Except as may be expressly set forth in this Agreement, nothing contained herein shall affect, impair or release the liability of any Person who may now or hereafter be liable to Bank under the Warehouse Documents.

(d)    This Agreement shall be governed by and construed in accordance with Texas law and applicable federal law.

(e)    Seller represents and warrants that it has the power and authority required to enter into and perform its obligations under this Agreement and to make the agreements set forth herein. This Agreement may not be modified, amended or discharged except by written amendment executed by Seller and Bank. The terms and provisions of this Agreement shall be binding upon any successors and assigns of Seller permitted pursuant to the terms of the Warehouse Agreement and shall benefit the successors and assigns of Bank.

(f)    This Agreement may be executed in multiple counterparts, each to constitute a separate agreement, but all, taken together, to constitute one and the same agreement.

(g)    The liability of all Persons obligated to Bank in any manner under this Agreement shall be joint and several. If more than one Person shall execute this Agreement as "Seller", then the term "Seller" as used herein shall refer both to each such Person individually and to all such Persons collectively.

(h)    This Agreement may be signed electronically or digitally in the manner specified by Bank. Each of the undersigned consents to the use of electronic and/or digital signatures by any or all of the undersigned in such manner specified by Bank. The undersigned agree not to deny the legal effect or enforceability of this Agreement solely because this Agreement was signed using electronic or digital signatures. Further, the undersigned agree not to object to the admissibility of this Agreement if it bears an electronic or digital signature on the grounds that any signature is not in its original form or on the grounds that this Agreement does not comply with Chapter 26 of the Texas Business and Commerce Code or any similar law.

(i)    THIS WRITTEN AGREEMENT AND THE OTHER WAREHOUSE DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES REGARDING THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

EXECUTED to be effective as of the Effective Date.

SELLER: HOME POINT FINANCIAL CORPORATION, A NEW JERSEY CORPORATION By:/s/ Joseph Ruhlin Name: JOSEPH RUHLIN Title: TREASURER Seller’s Execution Date: May 10, 2022

[Bank's Signature Page Follows]

ACCEPTED AND AGREED to by Bank at Richardson, Collin County, Texas, and executed to be effective as of the Effective Date.

BANK: TEXAS CAPITAL BANK By:/s/ Heather Crawford Name: Heather Crawford Title: Vice President Effective Date: May 11, 2022